                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       --------

                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   (Date of Report)
                                  DECEMBER 17, 1997

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


        PROVINCE OF BRITISH COLUMBIA                         NONE
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)                Identification No.)

601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON       99201-3282
    (Address of principal executive offices)             (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


                                       --------

ITEM 5.  OTHER EVENTS.

On December 11, 1997, Pegasus Gold Inc. ("Pegasus") issued a news release announcing its wholly owned subsidiary, Pegasus Gold Australia Pty. Ltd. has voluntarily appointed Administrators of that company in Australia. The appointment of Administrators follows the decision on November 14, 1997 by Pegasus Gold Inc. to suspend operations and place its Mt. Todd gold mine in Australia on care and maintenance.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

    (a)  Financial statements - not applicable.

    (b)  Pro forma financial information - not applicable.

    (c)  Exhibits:

            (99.1)  News Release issued by the Company dated December 11, 1997.

                                       FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PEGASUS GOLD INC.   (Registrant)




Date:    December 17, 1997   By:  /s/ Phillips S. Baker, Jr.
                                  ----------------------------------------
                                  Phillips S. Baker, Jr.
                                  Vice President, Finance and Chief
                                  Financial Officer


                                          3